Rule 482 ad
                                                                    Rule 497(e)
                                                   File Nos. 2-10653 and 811-82



[Television commercial. Black and white stills of fencers super and dissolve while voice reads:] CGM Realty Fund. An alternative in the midst of the technology meltdown.
[Title slide reading:] CGM Realty Fund [Supers and dissolves.]
[Title slide reading:] Managed by Ken Heebner [Voice reads:] Managed by Ken Heebner, the Fund offers the potential for high current income and long-term appreciation.
[Supers and dissolves while voice reads:]
Returning more than 69% over the past five years, [A bar chart (in color) comes up on the screen showing the headline:] Five-Year Total Return
(4/1/96-3/31/01)
[The bars with identifying type are from left to right as follows:]
55.9% Lipper Real Estate Fund Average
69.1% CGM Realty Fund
[In smaller type below (with larger numbers):] 20.3%, 11.1% and 11.9% are the average annual total returns for CGM Realty Fund for the 1- and 5-year periods ended 3/31/01 and from inception on 5/1/94 through 3/31/01. The Fund's adviser absorbed a portion of management fees and expenses from inception through 12/31/97. Otherwise the total return would be lower.
The Lipper Real Estate Fund Average consists of funds which invest at least 65% of their equity portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The five-year average currently contains 45 funds.
[Voiceover continues:] CGM Realty Fund has outperformed the Lipper Real Estate Fund Average for five-year performance.
[Title slide dissolves and new title slide supers and is held that reads:] 1-800-CGM-INFO [in large type and the following disclosure in smaller type:] This information represents past performance, which is no guarantee of future results. The investment return and principal value of shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fees and expenses, call toll-free. Read it carefully before you invest.
[Voice reads:]
For a prospectus, call 1-800-CGM-INFO.

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[The previous slide dissolves and the final slide supers; a line drawing of a fencer in a box with a black and white striped background (logo) appears; to the right of the logo is the following text:]
CGM Realty Fund
Bricks not Clicks
[Voice reads:] CGM Realty Fund.  Bricks not Clicks.  [Commercial ends.]